Exhibit 99.2
First Amendment To Pledge Agreement
     This First Amendment to Pledge Agreement (herein, the “Amendment”) is entered into as of January 3, 2006, by and among Alliance Data Systems Corporation, a Delaware corporation (the “Borrower”), and the other parties executing this Amendment under the heading “Pledgors” (the Borrower and such other parties being hereinafter referred to collectively as the “Pledgors” and individually as a “Pledgor”), and Harris N.A. as successor by merger with Harris Trust and Savings Bank (“Harris”), acting as collateral agent for the Secured Creditors (Harris acting as such collateral agent being hereinafter referred to as the “Collateral Agent”).
Preliminary Statements
     A. The Pledgors and the Collateral Agent entered into that certain Pledge Agreement, dated as of April 10, 2003 (the “Pledge Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Pledge Agreement.
     B. The Borrower has requested that certain lenders make available additional loan facilities to the Borrower pursuant to a Credit Agreement dated as of January 3, 2006 (the “New Credit Agreement”) among the Borrower, the Guarantors party thereto, the banks party thereto and Harris N.A., as administrative agent.
     C. As a condition precedent to the New Credit Agreement, the lenders party thereto require that certain amendments be made to the Pledge Agreement to confirm that the obligations of the Borrower under the New Credit Agreement are “Obligations” under the Pledge Agreement.
     D. The existing Secured Creditors have consented to the execution of this Amendment by the Pledgors and have authorized the Collateral Agent to execute this Amendment.
     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendments.
     Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Pledge Agreement shall be and hereby is amended as follows:
     1.1. The Recitals set forth in the Pledge Agreement are hereby amended in their entirety and as so amended shall be restated to read as follows:
W i t n e s s e t h:
     Whereas, Alliance Data Systems Corporation (the “US Borrower”), the guarantors party thereto, the lenders from time to time party thereto (the “3-Year Banks”) and Harris N.A., successor by merger with Harris Trust and Savings Bank, as

Administrative Agent, have entered into a Credit Agreement (3-Year), dated as of April 10, 2003 (as amended, modified or supplemented from time to time, the “3-Year Credit Agreement”), providing for the making of loans and the issuance of, and participation in, Letters of Credit as contemplated therein;
     Whereas, the US Borrower, the guarantors party thereto, the lenders from time to time party thereto (the “364-Day Banks”) and Harris N.A., successor by merger with Harris Trust and Savings Bank, as Administrative Agent have entered into a Credit Agreement (364-Day), dated as of April 10, 2003 (as amended, modified or supplemented from time to time, the “364-Day Credit Agreement”) providing for the making of loans as contemplated therein;
     Whereas, the U.S. Borrower, the guarantors party thereto, the lenders from time to time party thereto (the “Bridge Banks”) and Harris N.A., as Administrative Agent have entered into a Credit Agreement, dated as of January 3, 2006 (as amended, modified or supplemented from time to time, the “Bridge Credit Agreement”) providing for the making of loans as contemplated therein;
     Whereas, Loyalty Management Group Canada Inc. (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), the guarantors party thereto, the lenders from time to time party thereto (the “Canadian Banks” and, together with the 364-Day Banks, the 3-Year Banks, and the Bridge Banks, the “Banks”) and Harris N.A., successor by merger with Harris Trust and Savings Bank, as Administrative Agent have entered into a Canadian Credit Agreement, dated as of April 10, 2003 (as amended, modified or supplemented from time to time, the “Canadian Credit Agreement” and together with the 364-Day Credit Agreement, 3-Year Credit Agreement, and the Bridge Credit Agreement, the “Credit Agreements” and individually, a “Credit Agreement”) providing for the making of loans as contemplated therein;
     Whereas, the Borrowers and one or more of their Subsidiaries may at any time and from time to time enter into one or more agreements constituting Derivatives Obligations with one or more Persons that, at the time of incurrence thereof, were Banks or affiliates thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the applicable Credit Agreement for any reason, together with such Bank’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors,” and together with the Pledgee and the Banks, the “Secured Creditors”);
     Whereas, the Banks have authorized the “Administrative Agent” under each Credit Agreement to enter into an Intercreditor and Collateral Agency Agreement (as amended, modified or supplemented from time to time, the “Intercreditor and Collateral Agency Agreement”);
     Whereas, it is a condition to the making or maintenance of Loans and the issuance of Letters of Credit under the Credit Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement;

     Whereas, each Pledgor will obtain benefits from the incurrence and maintenance of Loans and the issuance of Letters of Credit under the Credit Agreements and the entering into of agreements constituting Derivatives Obligations with the Other Creditors and, accordingly, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;
     Now, Therefore, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:
     1.2. Section 20 of the Pledge Agreement is hereby amended by deleting the notice information for the Pledgee appearing in clause (b) thereof and inserting in its place the following:

Harris N.A.
111 West Monroe Street
Chicago, Illinois 60603
Attention: Peter Stack
Telephone: 312-461-3318
Fax: 312-293-8445
     1.3. Annex A and Annex B to the Pledge Agreement are each hereby amended in their entirety and as so amended shall read as set forth as Annex A and Annex B, respectively, to this Amendment.
Section 2. Conditions Precedent.
     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
     2.1. The Pledgors and the Collateral Agent shall have executed and delivered this Amendment.
     2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel; and all conditions to the effectiveness of the Bridge Credit Agreement shall be satisfied.
Section 3. Representations.
     In order to induce the Collateral Agent to execute and deliver this Amendment, each Pledgor hereby represents to the Secured Creditors that as of the date hereof and after giving effect to this Amendment the representations and warranties set forth in Section 16 of the Pledge

Agreement are and shall be and remain true and correct in all material respects and such Pledgor is in compliance with the terms and conditions of the Pledge Agreement and no Event of Default has occurred and is continuing under the Pledge Agreement or shall result after giving effect to this Amendment.
Section 4 Continuation
     Each Pledgor hereby agrees that, notwithstanding the execution and delivery of this Amendment, all rights and remedies of the Collateral Agent under the Pledge Agreement, all obligations of each Pledgor under the Pledge Agreement, and the liens and security interests granted and provided for in the Pledge Agreement, are and shall remain in full force and effect for the benefit and security of all of the Obligations described therein. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Pledge Agreement as to the Obligations which would be secured thereby prior to giving effect to this Amendment.
Section 5. Miscellaneous.
     5.1. Except as specifically amended herein, the Pledge Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Pledge Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Pledge Agreement, any reference in any of such items to the Pledge Agreement being sufficient to refer to the Pledge Agreement as amended hereby.
     5.2. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of or incurred by the Collateral Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Collateral Agent.
     5.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.
[Signature Page to Follow]

     This First Amendment to Pledge Agreement is entered into as of the date and year first above written.

Pledgors: Alliance Data Systems Corporation
By	/s/ Robert P. Armiak
Name Robert P. Armiak
Title SVP and Treasurer

ADS Alliance Data Systems, Inc.
By	/s/ Robert P. Armiak
Name Robert P. Armiak
Title SVP and Treasurer

S-1

     Accepted and agreed to in Chicago, Illinois, as of the date first above written.

Harris N.A., successor by merger with Harris
Trust and Savings Bank, as Collateral Agent

By	/s/ Mark W. Piekos
Name Mark W. Piekos
Title Managing Director

S-2

ANNEX A
TO
PLEDGE AGREEMENT
LIST OF STOCK
     I. Alliance Data Systems Corporation

					Percentage of
					Outstanding
	Name of Issuing	Certificate	Type of	Number of	Shares of
	Corporation	Number	Shares	Shares	Capital Stock
1.	ADS Alliance Data Systems, Inc.	2	common	10	9%
		3	common	100	91%

2.	Loyalty Management Group	C2	common	650	65%
	Canada, Inc.	C3	common	350	35%*

3.	ADS Reinsurance Ltd.	3	common	78,000	65%
		2	common	42,000	35%*

4.	ADS Commercial Services, Inc.	C2	common	1,000	100%

5.	ADS MB Corporation	1	common	1,000	100%

6.	Alliance Travel Services, Inc.	1	common	100	100%

7.	World Financial Network
	National Bank	3	common	175,000	100%*

8.	World Financial Capital Bank	[ ]	common	1,000	100%*

*	Unpledged Interests

     ADS Alliance Data Systems, Inc.

					Percentage of
					Outstanding
	Name of Issuing	Certificate	Type of	Number of	Shares of
	Corporation	Number	Shares	Shares	Capital Stock
9.	Alliance Recovery Management, Inc.	1	common	1,000	100%

10.	Atrana Solutions, Inc.	9	common	1,366,001	100%
			(Class A Voting)

		10	common	174,932
			(Class B Non-Voting)

11.	Conservation Billing Services, Inc.	11	common	970	100%

12.	LoyaltyOne, Inc.	15	common	121	100%

13.	Orcom Solutions, Inc.	2	common	1	100%

14.	Enlogix, Inc.	C-3	common	1,312	35%*
		C-4	common	2,437	65%
Partnership Interests

Percentage of
Name of Issuing	Type of	Jurisdiction of	Outstanding Shares of
Corporation	Organization	Organization	Capital Stock
None

LLC INTERESTS
I. Alliance Data Systems Corporation

Percent of Equity
	Jurisdiction of	Interest Owned by
Name of LLC	Organization	Pledgor

None
II. ADS Alliance Data Systems, Inc.

		Percent of Equity
	Jurisdiction of	Interest Owned by
Name of LLC	Organization	Pledgor

Epsilon Marketing Services, LLC	Delaware	100%

ANNEX B
TO
PLEDGE AGREEMENT
LIST OF NOTES
I. Alliance Data Systems Corporation

	Principal Amount
Obligor	(If Any)	Maturity Date
ADS Alliance Data Systems, Inc.	$500,000,000	6/30/2010

Alliance Travel Services, Inc.	$5,000,000	6/30/2010

World Financial Network National Bank	$100,000,000	11/30/2007

World Financial Capital Bank	$150,000,000	11/30/2006

Loyalty Management Group Canada, Inc.	$20,000,000	6/30/2010
II. ADS Alliance Data Systems, Inc.

	PRINCIPAL AMOUNT
OBLIGOR	(IF ANY)	MATURITY DATE
Alliance Data LP	$1,000,000 CDN	6/30/2010

DMDA, Inc.	$67,000,000	6/30/2010

DMDA General Partner LLC	$25,000,000	6/30/2010

DMDA Holdings, Inc.	$27,000,000	6/30/2010

DMDA Massachusetts Business Trust	$27,000,000	6/30/2010

Epsilon Data Management, Inc.	$40,000,000	6/30/2010

Epsilon Marketing Services, Inc.	$100,000,000	6/30/2010

Epsilon Texas Ltd LLP	$25,000,000	6/30/2010

Interact Connect LLC	$2,000,000	6/30/2010